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                            TAX-FREE INVESTMENTS CO.

                             CASH RESERVE PORTFOLIO

                             (CASH MANAGEMENT CLASS)
                              (INSTITUTIONAL CLASS)
                           (PERSONAL INVESTMENT CLASS)
                           (PRIVATE INVESTMENT CLASS)
                                 (RESERVE CLASS)
                                (RESOURCE CLASS)
                                  (SWEEP CLASS)


    Supplement dated May 1, 2002, to the Statement of Additional Information
            dated August 1, 2001, as supplemented September 18, 2001,
                      October 10, 2001 and January 9, 2002


The following paragraph replaces the fourth paragraph, in its entirety, in the section entitled "The Distribution Agreement" on page 25 of the Statement of Additional Information.

"FMC may, from time to time at its expense, pay a fee to broker-dealers, banks or other financial institutions for operational and/or marketing support, including support for distribution programs or platforms. Such fees will not impose additional expenses on a Class, nor will they change the price paid by investors for the purchase of the applicable Classes' shares or the amount that any particular Class will receive as proceeds from such sales."